Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Klausner, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Mandalay Digital Group, Inc.; and

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 3, 2014

By:	/s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer Principal Financial Officer